Exhibit 10.4
CONFIDENTIAL
FEASIBILITY EVALUATION AGREEMENT
(WITH OPTION TO LICENSE)
BETWEEN
BROOKWOOD PHARMACEUTICALS, INC.
AND
NUPATHE INC.
DATE: March 19, 2007

Confidential treatment requested under 17 C.F.R. §§ 200.80(b)(4) and 230.406. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission pursuant to the Confidential Treatment Request.

CONFIDENTIAL
FEASIBILITY EVALUATION AGREEMENT
(WITH OPTION TO LICENSE)
THIS FEASIBILITY EVALUATION (“AGREEMENT”) is made and entered into on March 19, 2007, by and between BROOKWOOD PHARMACEUTICALS, INC., having an address at 756 Tom Martin Drive, Birmingham, Alabama, 35211, United States of America (hereinafter “BROOKWOOD”), and NUPATHE INC., having an address at 375 East Elm Street, Suite 110, Conshohocken, Pennsylvania 19428 (hereinafter “CLIENT”).
BACKGROUND
BROOKWOOD is corporation organized and operated for purpose of developing and manufacturing controlled-release pharmaceutical formulations; and
CLIENT desires that BROOKWOOD conduct the research described in this AGREEMENT and BROOKWOOD’s Proposal P06.107R1 (hereinafter the “Proposal”). A copy of the Proposal can be found in Exhibit C.
THEREFORE, in consideration of the premises and mutual promises and covenants herein contained, BROOKWOOD and CLIENT agree as follows:
DEFINITIONS:
Active Agent – Ropinirole, including the hydrochloride salt and free base
Affiliate - Any entity or organization that controls, is controlled by or is under common control with a party. For this purpose, “control” shall mean the ownership (whether directly or indirectly) of fifty (50) percent or more of the voting stock or other equity interest or the ability (whether directly or indirectly) to determine the policy or actions of any entity on account of contract or other relationships.
Product – Injectable, biodegradable implant (single preformed macroscopic device) formulation of the Active Agent for the treatment of Parkinson’s Disease and/or [**] in humans.
Research Invention - Means any and all inventions, trade secrets, discoveries, developments, know-how, methods, techniques, formulae, processes and compositions of matter, whether or not patentable, resulting from or derived from or directly relating to BROOKWOOD’s and/or CLIENT’s performance under this AGREEMENT.
BROOKWOOD’s Technology - Means any and all proprietary technical information, formulations, processes, know-how, data, specifications, characterization methods, characterization results, and other proprietary information, whether or not patented or patentable, owned or used by BROOKWOOD existing as of the Effective Date and relating to the process for imparting controlled release or other performance-enhancing qualities to products, including but not limited to the know how and patents (issued, pending, or subsequently filed and including all divisionals, continuations, continuations-

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in-part or other related United States and foreign applications) listed in Exhibit A.
CLIENT’s Technology - Means any and all proprietary technical information, formulations, processes, know-how, data, specifications, characterization methods, characterization results, and other proprietary information, whether or not patented or patentable, owned or used by CLIENT existing as of the Effective Date and relating to injectable biodegradable implants for the treatment of psychiatric and central nervous system disorders, including, without limitation, Parkinson’s disease and/or the Active Agent, including but not limited to the know how and patents (issued, pending, or subsequently filed and including all divisionals, continuations, continuations-in-part or other related United States and foreign applications) listed in Exhibit B.
THE PROJECT
1. (a) CLIENT hereby establishes a research project with BROOKWOOD (hereinafter the “Project”), the purpose of which is to develop the Product. The Project will be conducted in accordance with the terms and conditions of this AGREEMENT, including without limitation the Proposal, as it may be amended by agreement of the parties from time to time.
     (b) During the term of this AGREEMENT, BROOKWOOD will undertake the Project exclusively for CLIENT. BROOKWOOD will commence the Project promptly following the execution if this AGREEMENT and will use commercially reasonable efforts to carry out the Project in accordance with the schedule set forth in the Proposal. BROOKWOOD agrees to conduct the Project in accordance with: (a) all applicable laws and regulations; and (b) the standards and practices that are generally accepted in the industry and exercised by other persons engaged in performing similar services.
     (c) BROOKWOOD grants to CLIENT an exclusive option to license BROOKWOOD’s interest in Research Inventions and BROOKWOOD’S Technology necessary to make, have made, use and sell the Product developed during the term of this AGREEMENT (hereinafter said term shall be referred to as the “Option Period”). The purpose of such option to license is for CLIENT to evaluate its interest in commercializing the Product. The payment for such option to license shall be in the amount and shall occur pursuant to Paragraph 3(a) herein. CLIENT’s rights under this option to license are described in Paragraph 8 herein.
     (d) Nothing contained herein shall be interpreted to preclude BROOKWOOD at any time from undertaking efforts similar to those performed under this AGREEMENT for third parties or for internal utilization, provided that such efforts do not involve the Product or use of Client’s Technology or confidential information.
TERM/TERMINATION
2. (a) This AGREEMENT and the Option Period shall become effective on the date written above and shall terminate [**] thereafter except as otherwise provided herein.
     (b) Paragraphs [**] shall survive the termination of this AGREEMENT.
     (c) CLIENT can terminate this AGREEMENT, which will also terminate the option to license, by giving BROOKWOOD a written notice stating the desired termination date. This notice shall

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be given at least two weeks in advance of the desired termination date. CLIENT shall pay to BROOKWOOD in full for all of BROOKWOOD’s activities and other committed costs occurring in accordance with this AGREEMENT through the date of termination.
     (d) The term of this AGREEMENT and the Option Period can be extended subject to mutual agreement in writing between CLIENT and BROOKWOOD.
     (e) If this AGREEMENT is terminated prior to completion of the PROJECT for any reason, other than material breach by CLIENT, BROOKWOOD shall deliver to CLIENT within thirty (30) days of such termination and all documents or other tangible materials provided to BROOKWOOD by CLIENT in connection with the AGREEMENT.
CHARGES AND INVOICING
3. (a) Upon signing of this AGREEMENT, CLIENT shall have at no charge the option to license described in Paragraph 1(c) herein on terms set forth in the Option Term Sheet which is attached hereto as Exhibit D. At CLIENT’s request, the Option Period can be extended subject to mutual agreement in writing between CLIENT and BROOKWOOD provided, however, that some extensions of the Option Period may require payment to BROOKWOOD of a mutually-agreeable amount for each month the Option Period is extended. Such payments to extend the Option Period are non-refundable and are non-creditable.
     (b) CLIENT’s liability for the payment of charges in carrying out the Project shall not exceed [**] U.S. Dollars ($[**]) without the written consent of CLIENT. CLIENT shall pay to BROOKWOOD [**] percent of this amount upon signing of this AGREEMENT. BROOKWOOD shall invoice CLIENT on a monthly basis for charges incurred on the Project. The invoice will cover the actual amount of monthly Project charges reduced by [**] percent.
     (c) BROOKWOOD shall send the invoices to Accounts Payable, NuPathe Inc, 375 E. Elm Street, Suite 110, Conshohocken, PA 19428. CLIENT shall pay each invoice within 30 days of the invoice date.
     (d) BROOKWOOD reserves the right to terminate this AGREEMENT and the option to license, if CLIENT fails to pay any undisputed invoice within 60 days from the invoice date.
     (e) Upon receipt of CLIENT’s written notice to terminate this AGREEMENT pursuant to Paragraph 2(c), BROOKWOOD will promptly discontinue work on the Project and will invoice CLIENT for the sum of any uninvoiced charges and committed costs incurred in accordance with this AGREEMENT prior to CLIENT’s requested termination date.
SERVICES AND MATERIALS
4. (a) With respect to the Project, BROOKWOOD shall provide the services of such personnel, laboratory facilities, equipment, chemicals, and other supplies as are required to conduct its activities under this AGREEMENT.
     (b) CLIENT agrees to supply to BROOKWOOD, [**], such necessary quantities of Active Agent for the Project at such times as BROOKWOOD may reasonably request in order to complete the Project. In addition, CLIENT agrees to provide to BROOKWOOD complete and accurate instructions for

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the proper handling, safety procedures and storage of the Active Agent, including appropriate warnings of any known toxicity with respect to the use and handling of the Active Agent.
     (c) BROOKWOOD will use the Active Agent only for the purpose of performing the Project. BROOKWOOD shall not sell, transfer, disclose or otherwise provide access to the Active Agent provided by CLIENT to any third party without the written consent of CLIENT. Upon termination of this AGREEMENT, BROOKWOOD will return all unused Active Agent to CLIENT, if requested to do so within thirty (30) days after termination, or otherwise will dispose of the Active Agent at CLIENT’S direction and expense.
DELIVERABLES
5. (a) BROOKWOOD will furnish CLIENT timely progress updates summarizing the results of the Project. These updates shall contain technical information generated on the Project, except the details of the process to make the Product.
     (b) BROOKWOOD will provide research samples of the PRODUCT (“Research Samples”) to CLIENT for evaluation as they become available. With the Research Samples, BROOKWOOD will provide CLIENT with sufficient information to evaluate the Research Samples, but BROOKWOOD will not disclose to CLIENT technical details of the process to make the Research Samples. The Research Samples shall be used by CLIENT for research purposes only and CLIENT shall not distribute the Research Samples to a third party, other than those of CLIENT’s contractors or consultants who are subject to confidentiality obligations set forth in Section 10, without permission of BROOKWOOD. Information generated by CLIENT from use of Research Samples will be shared in confidence with BROOKWOOD solely for the purpose of performing the parties respective obligations under the Agreement.
     (c) It is understood and agreed that said Research Samples cannot be used in humans.
OWNERSHIP OF INVENTIONS AND DATA
6. (a) Each party must promptly notify the other party in writing of any and all Research Inventions that might , under applicable patent laws be patentable and constitute a Research Invention that would be owned by or jointly owned with the other party pursuant to this Section 6 and must provide the other party with full and complete information so as to enable the parties to make a patent application or to seek other intellectual property protection for that Research Invention.
     (b) Inventorship for patentable Research Inventions shall be determined in accordance with U.S. patent laws. BROOKWOOD and CLIENT represent that each of its employees has entered into an employment agreement that provides for assignment to BROOKWOOD or CLIENT, respectively, of all inventions made by such employee during the course of his employment with BROOKWOOD or CLIENT.
     (c) Any Research Inventions made under this AGREEMENT by BROOKWOOD or CLIENT which are based solely upon CLIENT’s Technology shall be exclusively owned by CLIENT. BROOKWOOD hereby assigns to CLIENT such Research Inventions.
     (d) Any Research Inventions made under this AGREEMENT by BROOKWOOD or CLIENT which are based solely upon BROOKWOOD’s Technology shall be exclusively owned by BROOKWOOD. CLIENT hereby assigns to BROOKWOOD such Research Inventions.

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     (e) Any Research Inventions made under this AGREEMENT by BROOKWOOD or CLIENT which are based on the combination of BROOKWOOD’S Technology and CLIENT’s Technology shall be jointly owned by BROOKWOOD and CLIENT. With respect to jointly-owned Research Inventions, BROOKWOOD shall have the right to practice for internal and commercial purposes aspects of such Research Inventions that do not relate to the Product or use CLIENT’s Technology or confidential information.
     (f) Data generated in connection with testing or use of Research Samples shall be exclusively owned by CLIENT.
     (g) Nothing contained herein shall be construed as granting to BROOKWOOD or implying any rights to or in favor of BROOKWOOD under any CLIENT Technology or any right to or in favor of BROOKWOOD to use any information, know-how or data covered thereby except as expressly provided for in this Agreement for the performance of BROOKWOOD’s obligations under this Agreement.
PATENT MATTERS
7. (a) BROOKWOOD shall have the sole right (but not the obligation), at its expense, to prepare, file, prosecute and maintain patent applications or patents for Research Inventions which are solely owned by BROOKWOOD. CLIENT shall execute such documents and perform such acts as may be reasonably necessary for BROOKWOOD to prepare, file, prosecute or maintain such patent applications or patents.
     (b) CLIENT shall have the sole right (but not the obligation), at its expense, to prepare, file, prosecute and maintain patent applications or patents for Research Inventions which are solely owned by CLIENT. BROOKWOOD shall execute such documents and perform such acts as may be reasonably necessary for CLIENT to prepare, file, prosecute or maintain such patent applications or patents.
     (c) [**].
     (d) If CLIENT or BROOKWOOD does not intend to participate in the filing for any Research Invention patent or does not wish to continue preparation, prosecution or maintenance of a Research Invention patent application or patent for a Research Invention pursuant to Paragraph (a) or (b) above, then it shall give at least thirty (30) days advance notice, and in no event less than a reasonable period of time, for the other party to act in its stead. Should either CLIENT or BROOKWOOD elect to not participate:
(i)	the other party may elect at its sole discretion to continue preparation, filing and prosecution or maintenance of any such patent application or patent at its sole expense,

(ii)	[**],

(iii)	the nonparticipating party shall execute such documents and perform such acts as may be reasonably necessary to file or to continue such prosecution or maintenance, and

(iv)	the nonparticipating party shall have the opportunity for a timely textual review of patent filing and prosecution matters related to such Research Invention applications.

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PRODUCT COMMERCIALIZATION
8. (a) At any time during the Option Period, CLIENT may exercise the option granted herein by providing written notice to BROOKWOOD. BROOKWOOD and CLIENT will then begin negotiation of a license agreement, subject to the Option Term Sheet, granting CLIENT a license to BROOKWOOD’S interest in Research Inventions and Brookwood’s Technology to the extent necessary to make, have made, use and sell the Product. The license agreement will be royalty-bearing and contain terms and conditions customary for products in the human pharmaceutical industry.
     (b) No product that would infringe or utilize BROOKWOOD’s Technology or BROOKWOOD’s interest in Research Inventions, or their use shall be commercialized by CLIENT or any third party without license from BROOKWOOD.
     (c) CLIENT shall provide BROOKWOOD with written notice that CLIENT wishes to pursue an agreement for the manufacture of clinical supplies of Product. For a period of [**] from the date of such notice, BROOKWOOD shall have the first right to negotiate with CLIENT regarding CLIENT’s requirements for such clinical supplies. [**]. In the event the parties enter into a definitive agreement for the manufacture of clinical supplies, CLIENT shall provide BROOKWOOD with written notice that CLIENT wishes to pursue an agreement for the manufacture of supplies of the final dosage form of the Product for commercial sale. For a period of [**] from the date of such notice, BROOKWOOD shall have the first right to negotiate with CLIENT regarding CLIENT’s requirements for such commercial supplies. [**].
PUBLICITY/PUBLICATIONS
9. (a) The Parties agree that except as otherwise expressly required by law, they will not publicly announce or otherwise disclose any of the terms and conditions of this Agreement without the express prior written consent of the other. Neither Party will use the names of the other or any of its employees in any advertising, promotional or sales materials, except as required by law, without the express prior written consent of the other.
     (b) During the term of this Agreement, CLIENT and BROOKWOOOD each acknowledge an interest in publishing certain results to obtain recognition within the scientific community and to advance the state of scientific knowledge. The parties also recognize their interest in obtaining valid patent protection and protecting their business interests. Consequently, if either party, its employees or consultants wish to make a publication (including any presentation or oral disclosure made without obligation of confidentiality) relating to work performed as part of the Project, that party shall transmit to the receiving party a copy of the proposed publication at least thirty (30) days prior to submission for publication. The receiving party shall have the right (a) to propose modifications to the publication for patent, confidentiality or other commercial reasons; and (b) to request a reasonable delay in publication in order to protect patentable information. Upon the expiration of thirty (30) days from transmission to the receiving party, the other party shall be free to proceed with the publication, unless the receiving party has requested the delay described above. The receiving party shall have the right to reasonably modify any publication, if in the receiving party’s reasonable opinion such publication will jeopardize a patent application or patent, or disclose Confidential Information of the receiving party.
CONFIDENTIALITY

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10. (a) CLIENT and BROOKWOOD each agree that they will exert diligent efforts to ensure their employees, agents, and consultants will not disclose or publish any proprietary information, confidential technical information, or confidential business information (collectively hereinafter referred to as “Information”) transmitted to one another for use in the performance of this Project or new information developed by CLIENT or BROOKWOOD in connection with this Project. The confidentiality obligations herein shall not apply to:
i.	Information, that at the time of disclosure, is in the public domain; or

ii.	Information, that after disclosure, becomes available to the public or is lawfully made available to CLIENT or BROOKWOOD by a third party without restrictions as to disclosure; or

iii.	Information that CLIENT or BROOKWOOD can establish by reasonable proof was in their possession at the time of disclosure, or was subsequently and independently developed by employees of CLIENT or BROOKWOOD who had no knowledge of the Information disclosed; or

iv.	Information that CLIENT and BROOKWOOD mutually agree in writing to release from the terms of this AGREEMENT; or

v.	Information required to be disclosed by order of a court or other governmental body after consultation with the party who owns the Information.
     (b) CLIENT’s and BROOKWOOD’s obligation not to disclose, publish or use Information shall continue for a period of [**] from the date of this AGREEMENT, at the end of such period the obligation will terminate.
     (c) CLIENT and BROOKWOOD may, in their sole discretion, disclose necessary or appropriate Information to its Affiliates, subcontractors, or consultants in order for CLIENT or BROOKWOOD to perform its obligation under this AGREEMENT, provided, however, that such Affiliates, subcontractors, and consultants shall be bound by the terms and conditions of this Paragraph 10 that are applicable to CLIENT and BROOKWOOD.
     (d) CLIENT and BROOKWOOD agree that Information disclosed by the other party will not be used to provoke an interference with any patent application that the other party or its employees have filed with respect to Information, and will not be used to amend any claim in any pending patent application to expand the claim to read on, cover or dominate any invention (whether or not patentable) disclosed as Information.
LIMITATION OF LIABILITY
11. Under this AGREEMENT, BROOKWOOD agrees to perform certain research and other work incidental thereto, and to provide certain counseling, advice, conclusions, and/or recommendations. BROOKWOOD will use its professional experience and diligent professional efforts in performing this work. However, BROOKWOOD does not represent, warrant, or guarantee that its research results or any products produced therefrom are merchantable or satisfactory for any particular purpose, and there are no warranties, express or implied, to such effect. CLIENT hereby agrees to release, waive, and forever discharge any demands, claims, suits, or actions of any character against BROOKWOOD arising out of or in connection with CLIENT’s acceptance, reliance on, or use of such results. Acceptance, reliance on, or use of such results shall be at the sole risk of CLIENT. In no event shall either party be responsible or

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liable to the other party in contract or in tort for any special, indirect, incidental, or consequential damages such as, but not limited to, loss of product, profits or revenues, damage or loss from operation or nonoperation of plant, or claims of third parties..
INDEMNIFICATION/WARRANTY
12. (a) CLIENT hereby agrees to indemnify, hold harmless, and defend BROOKWOOD and its officers, directors, representatives, agents, and employees (each an “Indemnified Person”) from and against any and all demands, claims, suits, or actions (“Claims”) of any character presented or brought on account of any injuries, losses, or damages (including but not limited to court costs, attorneys’ fees, costs of investigation and costs of defense) sustained by any person or property in consequence of any act or omission of CLIENT or its agents, representatives, employees, or subcontractors in the performance of the Project, the obligations imposed herein, and the, use, or sale of any product resulting therefrom; provided, however, that the foregoing indemnity shall not apply with respect to any Claim relating to or arising from the negligence or willful misconduct of BROOKWOOD or any Indemnified Person..
     (b) BROOKWOOD hereby agrees to indemnify, hold harmless, and defend CLIENT and its officers, directors, representatives, agents and employees from and against any and all Claims of any character presented or brought on account of any injuries, losses, or damages sustained by any person or property in consequence of, relating to, or arising from any negligent act or omission or willful misconduct of BROOKWOOD or any Indemnified Party.
     (c) CLIENT represents and warrants to BROOKWOOD that, to CLIENT’S knowledge as of the effective date of this AGREEMENT, it has sufficient rights to and/or beneficial title under intellectual property rights in CLIENT’S Technology to allow BROOKWOOD to perform the Project and that to CLIENT’s knowledge as of the effective date of this AGREEMENT, BROOKWOOD’S use of CLIENT’s Technology in the performance of the Project will not constitute infringement or misappropriation of the intellectual property rights of any third party. In the event that CLIENT becomes aware that BROOKWOOD’s use of CLIENT’S Technology under this AGREEMENT may constitute infringement or misappropriation of a third party’s intellectual property rights, CLIENT will promptly notify BROOKWOOD.
DEBARRMENT
13. BROOKWOOD warrants and represents that it: (a) has not been, or is not currently, an individual, corporation, partnership, association or entity that has been debarred by the U.S. Food and Drug Administration (“FDA”) pursuant to 21 U.S.C. §335 (a) or (b); (b) has not been convicted of or pled guilty or no contest to a crime; or (c) has not been sanctioned by a federal or state law enforcement, regulatory or licensing agency. BROOKWOOD has no knowledge of any circumstances which may affect the accuracy of the foregoing representations.
FDA AUDIT
14. In the event that BROOKWOOOD receives a Notice of Inspection (a “Notice”) from the FDA which relates to this Agreement, BROOKWOOOD shall: (a) notify CLIENT promptly of such Notice; (b) keep CLIENT informed of the progress of the inspection; and (c) provide to CLIENT a copy of any documents produced to the FDA pursuant to such Notice. CLIENT acknowledges that it is BROOKWOOOD’s obligation to respond to a Notice directed to BROOKWOOOD and BROOKWOOOD must respond to the Notice without advice from, or consultation with CLIENT concerning the contents thereof.

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INSPECTION
15. During the term of this Agreement, CLIENT’s authorized representatives may visit BROOKWOOOD’s site and facilities at reasonable times and with reasonable frequency during normal business hours and upon reasonable advance written notice.
MISCELLANEOUS
16. (a) Assignment. This AGREEMENT and the benefits and obligations hereunder may not be assigned or transferred by a party without the prior written consent of the other party, except
i.	to an Affiliate or subsidiary, or

ii.	in connection with a merger or consolidation of the party in which such party is not the surviving entity, or a sale or transfer of all or substantially all of the assets of the party to which this AGREEMENT relates provided that [**].
In the event of an assignment under Subsection (ii) of this Paragraph 13(a), the assigning party shall notify the other party in writing of such assignment at least thirty (30) days in advance of its occurrence.
     (b) Entire Agreement. This AGREEMENT, BROOKWOOD’s Proposal and the Option Term Sheet set forth and constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all prior agreements, requests for quotation, quotations, purchase orders, letters of intent and understandings between the parties, and any and all promises, statements, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto.
     (c) Parties Independent. In making and performing this AGREEMENT, the parties are acting and shall act at all times as independent contractors and nothing contained in this AGREEMENT shall be construed or implied to create an agency, partnership, or joint venture relationship between the parties.
     (d) Waivers; Amendments.
i.	The failure of either party to insist upon the performance of any of the terms of this AGREEMENT or to exercise any right hereunder or at law or in equity, or any delay by either party in the exercise of any such right, shall not be construed as a waiver or relinquishment of any such performance or right, the future performance of any such term or the future exercise of such right or of the exercise, present or future of any other right, and any effective waiver or relinquishment of any performance or right must be in writing and signed by a duly authorized officer of the party waiving or relinquishing such performance or right. No waiver or relinquishment of any right granted by either party to the other shall be deemed to be a continuing waiver of such right in the future unless otherwise provided in the waiver.

ii.	This AGREEMENT may not be released, discharged, amended, or modified in any manner except by an instrument in writing that references this AGREEMENT and is signed by a duly authorized officer of each party.

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     (e) Further Assurances. Each of the parties shall execute and deliver to, or cause to be executed and delivered to, the other party, such further instruments, or take such other action as may reasonably be requested of it to consummate more effectively the transactions contemplated hereby.
     (f) Notice. Any notice or other written communication required or permitted to be made or given hereunder may be made or given by either party to the other party by fax communication to the fax number set forth below and such notice shall be followed up by depositing the same in the mail, certified delivery, return receipt requested, postage prepaid, and addressed to the mailing address set forth below:
     For BROOKWOOD:
Brookwood Pharmaceuticals, Inc.
756 Tom Martin Drive
Birmingham, Alabama 35211
FAX: 205-917-2205
Attention: President
     For CLIENT:
NuPathe Inc.
375 E. Elm Street, Suite 110
Conshohocken, PA 19428
Attn: President
cc: General Counsel
     (g) Applicable Law; Divisibility. This AGREEMENT is to be governed by and construed in accordance with the laws of the State of [**], United States of America. If, however, any provision hereof in any way contravenes the laws of any state or jurisdiction where this AGREEMENT is to be performed, such provision shall be deemed to be deleted herefrom, and if any term of this AGREEMENT shall be declared by a final adjudication to be illegal or contrary to public policy, it shall not affect the validity of any other terms or provisions of this AGREEMENT.
     (h) Headings. Descriptive headings used herein are for convenience only and shall not affect the meaning or construction of any provision hereof.
     (i) Translations. In the event of an inconsistency between any terms of this AGREEMENT and any translations thereof into another language, the English language meaning shall control.
     (j) Force Majeure. The untimely performance of any obligation arising hereunder by either party will be excused, and such delay of performance shall not constitute a breach or grounds for termination or prejudice of any rights hereunder, provided that (a) the delay of performance is a result of circumstances or occurrences beyond the reasonable control of the party whose performance is excused hereunder (the “Delaying Event”), and (b) such party shall (i) immediately resume performance after the Delaying Event is removed and (ii) be reasonably diligent during such Delaying Event in avoiding further delay. Without limiting the generality of circumstances or occurrences that shall constitute a Delaying Event, examples of Delaying Events include, but are not limited to, strikes, shortages of power or other utility services, materials or transportation, acts of government or of God, sabotage, insurrection and civil war. A party whose performance may be affected by a Delaying Event promptly shall give notice to the other party of such Delaying Event and the fact that it intends to rely upon such Delaying Event to excuse its performance under this AGREEMENT.

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     (k) Agreement Under Seal. This AGREEMENT is intended to be under the seal of all parties hereto and to have the effect of a sealed instrument in accordance with the law.
     (l) Counterparts. This AGREEMENT may be executed in one or more counterparts (including by means of facsimile signature pages), all of which shall be considered one and the same agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be duly executed, on the date written above.

BROOKWOOD PHARMACEUTICALS, INC.	NUPATHE INC.

By: /s/ F. Reese Frazer	By: /s/ Terri Sebree

Name: F. Reese Frazer	Name: Terri Sebree

Title: Executive Director Licensing & Strategic Affairs	Title: President

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EXHIBIT A
BROOKWOOD’s Technology
A. Proprietary Know-How Owned or Controlled by BROOKWOOD Relating to:
[**]
B. BROOKWOOD Patent and Patent Applications
US Patent Application Serial No. 11/196,591 – Methods for Manufacturing delivery Systems and Systems Thereof
AND ANY U.S. CONTINUATION(S), CONTINUATION(S) IN PART, OR DIVISIONALS
AND ANY FOREIGN COUNTERPART OF THE ABOVE.

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EXHIBIT B
Client’s Technology
A. Proprietary Know-How Owned or Controlled by Client As Set Forth In:
[**]
B. Proprietary Know-How Owned or Controlled by CLIENT Relating To:
•	[**]
C. CLIENT Patent and Patent Applications:

2002/0179096	Polymer-Based Surgically Implantable Haloperidol Delivery Systems and Methods for Their Production and use

WO2005/070332	Long-Term Delivery Formulations and Methods of Use Thereof
(PCT.US05/00844)

US2006-0153895	Drug Containing Implants and Methods of Use Thereof

US2006-0159721	Drug Containing Implants and Methods of Use Thereof

PCT/US06/27894	Drug Containing Implants and Methods of Use Thereof

60/789,961	Implants for Treatment of Dopamine Associated States
AND ANY U.S. CONTINUATION(S), CONTINUATION(S) IN PART, OR DIVISIONALS AND ANY FOREIGN COUNTERPART OF THE ABOVE.

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EXHIBIT C
PROPOSAL

Proposal To:
NuPathe, Inc.
Developmental Program for a Long-acting
Ropinirole Implant Formulation
Proposal P06.107R1
9 March 2007

This document is Brookwood Pharmaceutical’s revised Proposal P06.107R1. It contains proprietary information belonging to Brookwood Pharmaceuticals. Its contents should be handled according to the terms of the Confidential Disclosure Agreement between Brookwood
and
NuPathe, Inc. effective October 17, 2006.

SUMMARY

This is Brookwood Pharmaceuticals’ (Brookwood) revised proposal to NuPathe, Inc. (NuPathe) to begin development of a long-acting implant formulation of Ropinirole. The envisioned product will comprise a biocompatible, resorbable implant that releases Ropinirole for 1 month. The Ropinirole implants will comprise Ropinirole dispersed within a lactide/glycolide polymeric cylindrical matrix. The implants will be manufactured using [**].
Goal Begin development of a long-acting Ropinirole implant formulation
The proposed plan of work includes:
     [**]
The following is a list of target product specifications:
[**]
The Plan of Work section below describes the specific tasks involved in the proposed assessment program. We assume [**]. The estimated duration of the proposed development program, [**]. The estimated cost to complete the proposed development program is $[**] (USD).

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2

APPROACH
Ropinirole is an approved drug with a molecular weight of 260.4 daltons. It is a non-ergoline dopamine agonist used in the treatment of Parkinson’s disease, and is also the only medication in the United States with an FDA-approved indication for the treatment of restless legs syndrome. Ropinirole’s water solubility is 133 mg/mL; its melting point is 243-250 °C.
Figure 1. Structure of Ropinirole
The first step in this proposed program will be to collaborate closely with NuPathe to identify [**]. Also, analytical methods will be transferred to Brookwood at this time. A thorough and complete sharing of technical information on the Ropinirole will help Brookwood design formulation and process approaches.
Second, Brookwood will [**].
Brookwood drug delivery technology and formulation know-how
Brookwood Pharmaceuticals is uniquely positioned to develop drug-delivery products for its pharmaceutical partners. Brookwood’s drug-delivery technologies have broad technical capabilities. Therefore, we are developing drug-delivery products indicated for many therapeutic areas. In particular, Brookwood specializes in long-acting parenteral delivery, like injectable implants and microparticles. Brookwood’s implant platform is a proven delivery system for small molecules, peptides, and some proteins. Depending on the indication and drug properties, active pharmaceutical ingredients can be delivered at efficacious levels for days, weeks, or months following a single administration.
Our formulation approach will be to formulate Ropinirole with biocompatible, resorbable polymer(s) from the lactide/glycolide class of polymers (PLG polymers). This class of polymers has a long safety record starting with its use in resorbable sutures in the early 1970s, followed by use in many medical devices and drug-delivery products. including Decapeptyl LP, Lupron Depot®, Profact® Depot, Supercur® MP, Sandostatin LAR®, Trelstar Depot, Zoladex®, Eligard®, Resiperidol® ConstaTM, and Vivitrol.

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3

Polymer selection
The PLG polymers are extremely useful in developing controlled-release implant and microparticle formulations. This class of polymers contains hydrolytically labile ester bonds along the polymer backbone. Upon exposure to aqueous environments, such as in the case of biological fluids, these polymers degrade by random hydrolysis of these aliphatic-ester linkages. This random chain scission process continues over time and resulting in a lowering of the polymer molecular weight. At some point in time, the molecular weight drops to a sufficient extent causing the polymer formulation to lose its mechanical integrity and begin breaking apart. Hydrolysis of the polymer continues until, ultimately, only the individual monomeric constituents are left behind: namely, glycolic acid and/or lactic acid (see Figure 2). Because these final breakdown products of the polymers are naturally-occurring, endogenous entities, these polymers are considered biodegradable and biocompatible. The actual degradation time is dependent on the polymer composition of glycolide and lactide, end-group chemistries, molecular weight, extent of crystallinity, morphology of the polymer crystallinity, physical geometry and the physicochemical environment.
PLG polymers offer several important advantages:
1)	These polymers are biocompatible — they break down by hydrolysis to form glycolic acid and lactic acid which in turn break down to carbon dioxide and water.

2)	[**]

3)	These polymers have been used in many products and are very well accepted by the FDA for use in new products.
[**]
Active Pharmaceutical Ingredient Considerations
[**]
Release Modulation
[**]
In order to assess feasibility, we propose that [**].
Brookwood implant process technology
Brookwood has developed an implant processing technology that will be useful to meet the target criteria for the desired Ropinirole formulation. This technology will support [**].
Ropinirole implants will be made by [**]

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4

PLAN OF WORK
This plan of work comprises Brookwood’s development program with the objective being to identify [**]. The tasks listed below describe the specific activities that Brookwood will be performing in the execution of the development program. Some of these tasks will be performed in parallel.
[**]

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5

POTENTIAL FUTURE ACTIVITIES
[**]. A summary of the types of developmental activities that could be carried out by Brookwood are listed below:
     [**]

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BUSINESS SECTION
A. Time and Cost Estimates
The estimated cost to complete the proposed program is $[**] (USD). The estimated duration of the proposed program is [**], depending on the timing of [**]. These are time and cost estimates only. If we complete the tasks with less than the anticipated effort the cost will be less than the estimated figure. On the other hand, if we encounter unforeseen difficulties we may not be able to complete the tasks within the estimated time or budget. We will not exceed the approved budget without approval from NuPathe.
The plan of work and scope of the proposed project may be changed by mutual consent of both Brookwood and NuPathe. Any changes may affect (increase or decrease) the estimated cost.
B. Agreements
This proposal contains information that is proprietary to Brookwood. It should be handled according to the terms of the Confidentiality Agreement between Brookwood and NuPathe.
C. Proposal Stipulations
The offers expressed or implied in this proposal will be valid until 30 April 2007. This document is for the purpose of establishing a clear understanding of our potential relationship only. It does not constitute a legal agreement. Until the appropriate project initiation document is executed, no terms or conditions within this document should be construed as any firm offer or commitment, nor should this document be construed as a constraint to preclude or limit concurrent discussions with other parties regarding substantially identical, similar, or related subject matter. If this proposal is agreeable, please contact [**] to arrange for preparation of the appropriate Research Agreement.
Brookwood Proposal P06.107R1

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7

CONFIDENTIAL
EXHIBIT D
OPTION TERM SHEET

TERM SHEET
Proposed Terms for Further Development and Commercialization of a
Biodegradable Implant for the Treatment of Parkinson’s Disease [**]
This term sheet is [**] and reflects their intent to negotiate a definitive License Agreement with terms and conditions substantially equivalent to those in this term sheet.
Parties
NuPathe, Inc. (“NuPathe”)
Brookwood Pharmaceuticals, Inc. (“Brookwood”)
Objective
To conclude a definitive License Agreement (the “License Agreement”) between Brookwood and NuPathe with respect to Brookwood’s interest in Research Inventions and Brookwood’s Technology related to the Product. The Agreement while including the terms agreed upon in the Term Sheet will incorporate additional and more detailed terms and conditions to be negotiated between parties.
Product
Injectable, biodegradable implant (single, preformed, macroscopic device) formulation of Ropinirole.
Research Inventions
The definition set forth in the Feasibility Evaluation Agreement is incorporated herein by reference.
Brookwood Technology
The definition set forth in the Feasibility Evaluation Agreement, including Exhibit A, is incorporated herein by reference.
Field
[**].

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Territory
Worldwide
License grant
Brookwood will grant to NuPathe an exclusive license to Brookwood’s interest in Research Inventions and Brookwood’s Technology, including, without limitation, all know how and present and future patents, patent applications, certificates of invention, or applications for certificates of invention and any supplemental protection certificates together with any extensions, registrations, confirmations, reissues, substitutions, divisions, continuations or continuations-in-part, reexamination or renewals thereof to the extent necessary for NuPathe to make, have made, use, import, sell, have sold and offer for sale the Product in the Field in the Territory. Brookwood will further grant to NuPathe the right to sublicense, provided that consideration to Brookwood is not altered by the sublicense.
Exclusivity
Upon grant of the license, Brookwood will not develop, commercialize or manufacture for its own account, or for any third party, or license to any third party the rights to develop or commercialize the Product.
Commercialization diligence
[**].
License Fees and Milestones
NuPathe will pay milestone payments to Brookwood based on the first occurrence of following events in a country in the Territory:
[**]
Royalties
NuPathe shall pay Brookwood a royalty of [**]% of annual Net Sales of the Product in the Territory.
Royalties shall commence with first commercial sale of the Product and shall be payable on a country by country basis until the later of [**] from the date of the first commercial sale of the Product or the expiration or invalidation of the last enforceable licensed patent related to the Product which provides marketing exclusivity in applicable country.
Net Sales” shall mean, [**].

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2

NuPathe Representatives shall mean any person or entity who is a party to a sublicense, license, distribution, joint venture, sales or other agreement with NuPathe to sell, market, or distribute the Product.
Manufacturing
Brookwood shall have the first right to negotiate with NuPathe regarding NuPathe’s (i) supplies of the Product for clinical studies and (ii) supplies of the final dosage form of the Product for commercial sale as set forth in Section 8 in the Feasibility Evaluation Agreement. The parties will use good faith efforts to negotiate a mutually acceptable arrangement.
If Brookwood does not manufacture commercial supplies of the Product, an additional [**]% royalty will be paid by NuPathe provided, however that such additional royalty shall not be due in the event Brookwood is unable to manufacture all or a portion of NuPathe’s commercial requirements for the Product.
Intellectual Property
Ownership of Research Inventions and data shall be as set forth in Section 6 the Feasibility Evaluation Agreement to be negotiated between the parties.
Patent prosecution responsibilities with respect to Research Inventions shall be as set forth in Section 7 of the Feasibility Evaluation Agreement to be negotiated between the parties.
Term and Termination
The term of the License Agreement shall be as long as NuPathe is obligated to pay royalties to Brookwood, after which NuPathe shall have a fully paid up license consistent with the terms of the License Agreement. NuPathe may terminate the license upon 90 days written notice to Brookwood.
Press Release
Upon execution of the License Agreement, Brookwood my issue a press release, with language mutually agreed upon by the parties, announcing the agreement.

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3

ADDENDUM NUMBER ONE
TO THE
FEASIBILITY EVALUATION AGREEMENT
BETWEEN
BROOKWOOD PHARMACEUTICALS, INC.
AND
NUPATHE, INC.
BACKGROUND
This ADDENDUM NUMBER ONE is issued pursuant to Paragraph 13(d) of the FEASIBILITY EVALUATION AGREEMENT (“AGREEMENT”) between BROOKWOOD PHARMACEUTICALS, INC. (“BROOKWOOD”) and NUPATHE, INC. (“NUPATHE”) that became effective on March 19, 2007.
Now, therefore, in consideration of the mutual promises and covenants herein contained, NUPATHE and BROOKWOOD hereby agree to amend the AGREEMENT as follows:
Paragraph 3(b)
Intent: To increase the budget for the Project to include the work described in Proposal Number P08.022.
Paragraph 3(b) is amended to include the following additional language:
CLIENT’s liability for payment of charges in carrying out the activities performed by BROOKWOOD as described in Proposal Number P08.022 shall not exceed [**] U.S. Dollars ($[**]) without the written consent of CLIENT. CLIENT shall pay to BROOKWOOD [**] of this amount upon signing of this ADDENDUM NUMBER ONE. BROOKWOOD shall invoice CLIENT on a monthly basis for charges incurred on the Project. The invoice will cover the actual amount of monthly Project charges reduced by [**].
Exhibit C
Intent: To incorporate Proposal Number P08.022 into Exhibit C.
Proposal P08.022 is hereby made part of Exhibit C.
Except as hereby amended in accordance with Paragraph 13(d) of the AGREEMENT, all other terms and conditions remain in full force and effect. This ADDENDUM NUMBER ONE is made effective as of the date of the last signature below and is hereby incorporated and made a part of the AGREEMENT.

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

Accepted, acknowledged, and agreed to:

BROOKWOOD PHARMACEUTICALS, INC.		NUPATHE, INC.

By:	/s/ Arthur J. Tipton	By:	/s/ Terri Sebree

Name:	Arthur J. Tipton	Name:	Terri Sebree
Title:	President	Title:	President

Date:	17 Dec. 2007	Date:	December 14, 2007

EXHIBIT C
PROPOSAL

Quotation P08.022
Work Plan [**]

FOR:	[**]

CLIENT:	NuPathe, Inc.

DATE:	December 6, 2007
BUDGET INCREASE:           $[**]
SUMMARY
Brookwood has prepared the following quotation, including work plan and cost estimates through the end of [**], in response to a request from NuPathe. [**].
The Brookwood/NuPathe project team has recently discussed the planning of additional activities and the associated costs for [**].
We estimate a budget of approximately $[**] will be required to complete this plan of work. We have approximately $[**] remaining in the currently approved budget. Therefore, we are requesting a budget increase of $[**] to cover the additional tasks outlined in the plan of work. The tasks listed under each month can be moved to allow for earlier characterization results, if necessary, without increasing the total cost.
PLAN OF WORK
[**]

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BUSINESS SECTION
The cost values are estimates only. The actual charges will depend on the effort and time our staff members spend on the project. If it requires less than the anticipated effort to prepare and analyze the samples, the cost will be less than the estimated figure. On the other hand, if we encounter unexpected difficulties, we may not be able to complete these tasks within the estimated time or cost. In no instance will we exceed the estimated cost without written authorization from NuPathe.
The plan of work and scope of the proposed tasks may be changed by mutual consent of both Brookwood Pharmaceuticals and NuPathe. Any changes may affect (increase or decrease) the estimated cost. Any changes to the project will be undertaken in accordance with the procedures described in the Feasibility Evaluation Agreement.
Agreements
If this proposal is agreeable to NuPathe, please contact [**]. We will work with NuPathe to quickly establish the appropriate document to approve the budget increase and initiate the work plan described above.
Proposal Stipulations
The offer expressed or implied in this proposal will be valid until 21 December 2007. This document is for the purpose of establishing a clear understanding of the work requested by NuPathe.
It is anticipated that the work described in this proposal will be performed under the terms of the Feasibility Evaluation Agreement.
Proposal P08.022

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756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

2

ADDENDUM NUMBER TWO
TO THE
FEASIBILITY EVALUATION AGREEMENT
BETWEEN
BROOKWOOD PHARMACEUTICALS, INC.
AND
NUPATHE, INC.
BACKGROUND
This ADDENDUM NUMBER TWO is issued pursuant to Paragraph 13(d) of the FEASIBILITY EVALUATION AGREEMENT (“AGREEMENT”) between BROOKWOOD PHARMACEUTICALS, INC. (“BROOKWOOD”) and NUPATHE, INC. (“NUPATHE”) that became effective on March 19, 2007.
Now, therefore, in consideration of the mutual promises and covenants herein contained, NUPATHE and BROOKWOOD hereby agree to amend the AGREEMENT as follows:
Paragraph 3(b)
Intent: To increase the budget for the Project to include the work described in Proposal Number P08.042.
Paragraph 3(b) is amended to include the following additional language:
CLIENT’s liability for payment of charges in carrying out the activities performed by BROOKWOOD as described in Proposal Number P08.042 shall not exceed [**] U.S. Dollars ($[**]) without the written consent of CLIENT. BROOKWOOD shall invoice CLIENT on a monthly basis for charges incurred on the Project.
Exhibit C
Intent: To incorporate Proposal Number P08.042 into Exhibit C.
Proposal P08.042 is hereby made part of Exhibit C.
Except as hereby amended in accordance with Paragraph 13(d) of the AGREEMENT, all other terms and conditions remain in full force and effect. This ADDENDUM NUMBER TWO is made effective as of the date of the last signature below and is hereby incorporated and made a part of the AGREEMENT.

Accepted, acknowledged, and agreed to:

BROOKWOOD PHARMACEUTICALS, INC.		NUPATHE, INC.

By:	/s/ Arthur J. Tipton	By:	/s/ Jane H. Hollingsworth

Name:	Arthur J. Tipton	Name:	Jane H. Hollingsworth

Title:	President	Title:	CEO

Date:	7 April 2008	Date:	3/20/08

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EXHIBIT C
PROPOSAL P08.042

Quotation P08.042
Work Plan [**]

FOR:	[**]

CLIENT:	NuPathe, Inc.

DATE:	March 11, 2008
BUDGET INCREASE:           $[**]
SUMMARY
Brookwood has prepared the following quotation for the scope of work to be performed during the [**]. The primary activities consist of [**]. In the plan of work we have listed the specific activities for each of the tasks with an estimate for labor hours and total cost.
PLAN OF WORK
[**]
BUSINESS SECTION
The cost values are estimates only. The actual charges will depend on the effort and time our staff members spend on the project. In no instance will we exceed the estimated cost without written authorization from NuPathe.
The plan of work and scope of the proposed tasks may be changed by mutual consent of both Brookwood Pharmaceuticals and NuPathe. Any changes may affect (increase or decrease) the estimated cost. Any changes to the project will be undertaken in accordance with the procedures described in the Feasibility Evaluation Agreement.
Agreements
If this proposal is agreeable to NuPathe, please contact [**]. We will work with NuPathe to quickly establish the appropriate document to approve the budget increase and initiate the work plan described above.
Proposal Stipulations
The offer expressed or implied in this proposal will be valid until 31 March 2008. This document is for the purpose of establishing a clear understanding of the work requested by NuPathe.

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

1

It is anticipated that the work described in this proposal will be performed under the terms of the Feasibility Evaluation Agreement.
Proposal P08.042
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

2

ADDENDUM NUMBER THREE
TO THE
FEASIBILITY EVALUATION AGREEMENT
BETWEEN
BROOKWOOD PHARMACEUTICALS, INC.
AND
NUPATHE, INC.
BACKGROUND
This ADDENDUM NUMBER THREE is issued pursuant to Paragraph 13(d) of the FEASIBILITY EVALUATION AGREEMENT (“AGREEMENT”) between BROOKWOOD PHARMACEUTICALS, INC. (“BROOKWOOD”) and NUPATHE, INC. (“NUPATHE”) that became effective on March 19, 2007.
Now, therefore, in consideration of the mutual promises and covenants herein contained, NUPATHE and BROOKWOOD hereby agree to amend the AGREEMENT as follows:
Paragraph 3(b)
Intent: To increase the budget for the Project to include the work described in Proposal Number P08.065R1.
Paragraph 3(b) is amended to include the following additional language:
CLIENT’s liability for payment of charges in carrying out the activities performed by BROOKWOOD as described in Proposal Number P08.065R1 shall not exceed [**] U.S. Dollars ($[**]) without the written consent of CLIENT. BROOKWOOD shall invoice CLIENT on a monthly basis for charges incurred on the Project.
Exhibit C
Intent: To incorporate Proposal Number P08.065R1 into Exhibit C.
Proposal P08.065R1 is hereby made part of Exhibit C.
Except as hereby amended in accordance with Paragraph 13(d) of the AGREEMENT, all other terms and conditions remain in full force and effect. This ADDENDUM NUMBER THREE is made effective as of the date of the last signature below and is hereby incorporated and made a part of the AGREEMENT.

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

Accepted, acknowledged, and agreed to:

BROOKWOOD PHARMACEUTICALS, INC.		NUPATHE INC.

By:	/s/ Arthur J. Tipton, Ph.D.	By:	/s/ Terri Sebree

Name:	Arthur J. Tipton, Ph.D.	Name:	Terri Sebree
Title:	President	Title:	President

Date:	09 July 2008	Date:	07/08/08

EXHIBIT C
PROPOSAL P08.065R1

Quotation P08.065R1

FOR:	[**]

CLIENT:	NuPathe, Inc.

DATE:	June 10, 2008

COST:	$[**]
PLAN OF WORK
[**]
BUSINESS SECTION
The cost values are estimates only. The actual charges will depend on the effort and time our staff members spend on the project. In no instance will we exceed the estimated cost without written authorization from NuPathe.
The plan of work and scope of the proposed tasks may be changed by mutual consent of both Brookwood Pharmaceuticals and NuPathe. Any changes may affect (increase or decrease) the estimated cost. Any changes to the project will be undertaken in accordance with the procedures described in the Feasibility Evaluation Agreement.
Agreements
If this proposal is agreeable to NuPathe, please contact [**]. We will work with NuPathe to quickly establish the appropriate document to approve the budget increase and initiate the work plan described above.
Proposal Stipulations
The offer expressed or implied in this proposal will be valid until June 30, 2008. This document is for the purpose of establishing a clear understanding of the work requested by NuPathe. It is anticipated that the work described in this proposal will be performed under the terms of the Feasibility Evaluation Agreement.
Proposal P08.065R1

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

1

ADDENDUM NUMBER FOUR
TO THE
FEASIBILITY EVALUATION AGREEMENT
BETWEEN
BROOKWOOD PHARMACEUTICALS, INC.
AND
NUPATHE, INC.
BACKGROUND
This ADDENDUM NUMBER FOUR is issued pursuant to Paragraph 13(d) of the FEASIBILITY EVALUATION AGREEMENT (“AGREEMENT”) between BROOKWOOD PHARMACEUTICALS, INC. (“BROOKWOOD”) and NUPATHE, INC. (“NUPATHE”) that became effective on March 19, 2007.
Now, therefore, in consideration of the mutual promises and covenants herein contained, NUPATHE and BROOKWOOD hereby agree to amend the AGREEMENT as follows:
Paragraph 3(b)
Intent: To increase the budget for the Project to include the work described in Proposal Number P08.108R1.
Paragraph 3(b) is amended to include the following additional language:
CLIENT’s liability for payment of charges in carrying out the activities performed by BROOKWOOD as described in Proposal Number P08.108R1 shall not exceed [**] U.S. Dollars ($[**]) without the written consent of CLIENT. BROOKWOOD shall invoice CLIENT on a monthly basis for charges incurred on the Project.
Exhibit C
Intent: To incorporate Proposal Number P08.108R1 into Exhibit C.
Proposal P08.108R1 is hereby made part of Exhibit C.
Except as hereby amended in accordance with Paragraph 13(d) of the AGREEMENT, all other terms and conditions remain in full force and effect. This ADDENDUM NUMBER FOUR is made effective as of the date of the last signature below and is hereby incorporated and made a part of the AGREEMENT.

Accepted, acknowledged, and agreed to:

BROOKWOOD PHARMACEUTICALS, INC.		NUPATHE, INC.

By:	/s/ Arthur J. Tipton, Ph.D.	By:	/s/ Terri Sebree

Name:	Arthur J. Tipton	Name:	Terri Sebree

Title:	President	Title:	President

Date:	10-17-08	Date:	9-21-08

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT C
PROPOSAL P08.108R1

Quotation P08.108R1
[**]

CLIENT:	NuPathe, Inc.

DATE:	September 16, 2008

COST:	$[**]
SUMMARY
Brookwood has prepared the following revised quotation for activities to be performed in support of [**]. In the plan of work we have listed the specific activities for each of the tasks with an estimate for labor hours and total cost.
PLAN OF WORK
[**]
BUSINESS SECTION
The cost and time values are estimates only. The actual charges will depend on the effort and time our staff members spend on the project. In no instance will we exceed the estimated cost without written authorization from NuPathe.
The plan of work and scope of the proposed tasks may be changed by mutual consent of both Brookwood Pharmaceuticals and NuPathe. Any changes may affect (increase or decrease) the estimated cost. Any changes to the project will be undertaken in accordance with the procedures described in the Feasibility Evaluation Agreement.
Agreements
If this proposal is agreeable to NuPathe please contact [**]. We will work with NuPathe to quickly establish the appropriate document to approve the budget increase and initiate the work plan described above.
Proposal Stipulations
The offer expressed or implied in this proposal will be valid until 30 September 2008. This document is for the purpose of establishing a clear understanding of the work requested by NuPathe.

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

1

It is anticipated that the work described in this proposal will be performed under the terms of the Feasibility Evaluation Agreement.
Proposal P08.108R1
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

2

ADDENDUM NUMBER FIVE
TO THE
FEASIBILITY EVALUATION AGREEMENT
BETWEEN
BROOKWOOD PHARMACEUTICALS, INC.
AND
NUPATHE INC.
BACKGROUND
This ADDENDUM NUMBER FIVE is issued pursuant to Paragraphs 2(d) and 16(d) of the FEASIBILITY EVALUATION AGREEMENT (“AGREEMENT”) between BROOKWOOD PHARMACEUTICALS, INC. (“BROOKWOOD”) and NUPATHE INC. (“NUPATHE”) that became effective on March 19, 2007. BROOKWOOD is now doing business as SURMODICS PHARMACEUTICALS, INC. (“SURMODICS”).
Now, therefore, in consideration of the mutual promises and covenants contained herein, AND INTENDING TO BE LEGALLY BOUND, NUPATHE and SURMODICS hereby agree to amend the AGREEMENT as follows:
Paragraph 2(a)
[**]
Paragraph 8(a)
Intent: To clarify negotiation of the license agreement
The first sentence of Paragraph 8(a) is hereby deleted and replaced with the following language:
At any time during the Option Period, CLIENT may exercise the option granted herein by providing written notice to SURMODICS; provided, however, that the parties agree to begin negotiation of a license agreement no later than June 15, 2009 and shall use commercially reasonable efforts to execute the license agreement by September 19, 2009.
Except as hereby amended in accordance with Paragraphs 2(a) and l6(d) of the AGREEMENT, all other terms and conditions of the AGREEMENT shall remain in full force and effect. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the AGREEMENT. This ADDENDUM NUMBER FIVE is made effective as of the date of the last signature below and is incorporated into and made a part of the AGREEMENT.
(SIGNATURE PAGE FOLLOWS)

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

Accepted, acknowledged, and agreed to:

SURMODICS PHARMACEUTICALS, INC.		NUPATHE INC.

By:	/s/ Arthur J. Tipton	By:	/s/ Jane H. Hollingsworth

Name:	Arthur J. Tipton	Name:	Jane Hollingsworth

Title:	President	Title:	CEO

Date:	3-18-09	Date:	March, 10, 2009

ADDENDUM NUMBER SIX
TO THE
FEASIBILITY EVALUATION AGREEMENT
BETWEEN
SURMODICS PHARMACEUTICALS, INC.
AND
NUPATHE, INC.
BACKGROUND
This ADDENDUM NUMBER SIX is issued pursuant to Paragraph 13(d) of the FEASIBILITY EVALUATION AGREEMENT (“AGREEMENT”) between SURMODICS PHARMACEUTICALS, INC. (“SURMODICS”) and NUPATHE, INC. (“NUPATHE”) that became effective on March 19, 2007.
Now, therefore, in consideration of the mutual promises and covenants herein contained, NUPATHE and SURMODICS hereby agree to amend the AGREEMENT as follows:
Paragraph 2(a)
Intent: To extend the term of the AGREEMENT.
Paragraph 2(a) is hereby deleted and replaced with the following language:
“This AGREEMENT shall become effective on the date written above and shall terminate as mutually agreed by the parties, except as otherwise provided herein.”
Paragraph 3(b)
Intent: To increase the budget for the Project to include the work described in Proposal Number P10.019R2.
Paragraph 3(b) is amended to include the following additional language:
CLIENT’s liability for payment of charges in carrying out the activities performed by SURMODICS as described in Proposal Number P10.019R2 shall not exceed [**] U.S. Dollars ($[**]) without the written consent of CLIENT. SURMODICS shall invoice CLIENT on a monthly basis for charges incurred on the Project.
Exhibit C
Intent: To incorporate Proposal Number P10.019R2 into Exhibit C.
Proposal P10.019R2 is hereby made part of Exhibit C.
Except as hereby amended in accordance with Paragraph 13(d) of the AGREEMENT, all other terms and conditions remain in full force and effect. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the AGREEMENT. This ADDENDUM NUMBER SIX is made effective as of the date of the last signature below and is hereby incorporated and made a part of the AGREEMENT.

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Accepted, acknowledged, and agreed to:

SURMODICS PHARMACEUTICALS, INC.		NUPATHE INC.

By:	Arthur J. Tipton, Ph.D.	By:	Terri Sebree

Name:	Arthur J. Tipton	Name:	Terri Sebree

Title:	President	Title:	President

Date:	21 May 2010	Date:	May 18, 2010

EXHIBIT C
PROPOSAL P10.019R2

Proposal To:
NuPathe, Inc.
Development and Production of Ropinirole
Implants for Clinical Evaluation
Proposal P10.019R2
14 May 2010

This document is SurModics Pharmaceuticals’ Proposal P10.019R2. It contains proprietary information belonging to SurModics Pharmaceuticals. Its contents should be handled according to the terms of the Feasibility Evaluation
Agreement between SurModics Pharmaceuticals and Nupathe, Inc.

SUMMARY
This is SurModics Pharmaceuticals’ proposal to NuPathe, Inc. to continue the development and production of Ropinirole implants suitable for [**]. The proposed plan and scope include [**].
The plan of work described assumes that [**]. In addition, the plan includes all the documentation required for the GMP batches.
PLAN OF WORK
[**]

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

[**]

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

BUSINESS SECTION
A. Time and Cost Estimates
The estimated time to complete the program is [**]. The estimated cost of the proposed program is $[**].
The time and cost values are estimates only. The actual charges will depend on the effort and time our staff members spend on the project. If it requires less than the anticipated effort to complete the plan of work, the cost will be less than the estimated figure. On the other hand, if we encounter unexpected difficulties, we may not be able to complete this project within the estimated time or cost.
The plan of work and scope of the proposed project may be changed by mutual consent of both SurModics Pharmaceuticals and NuPathe. Any changes may affect (increase or decrease) the estimated cost.
B. Agreements
If this proposal is agreeable to NuPathe, please contact [**].
C. Proposal Stipulations
The offers expressed or implied in this proposal will be valid until [**]. This document is for the purpose of establishing a clear understanding of our potential relationship only. It does not constitute a legal agreement. Until the appropriate project initiation document is executed, no terms or conditions within this document should be construed as any firm offer or commitment, nor should this document be construed as a constraint to preclude or limit concurrent discussions with other parties regarding substantially identical, similar, or related subject matter. If this proposal is agreeable, please contact [**] to initiate the proper agreement.
This proposal contains information that is proprietary to SurModics Pharmaceuticals. It should be handled according to the terms of the current feasibility evaluation agreement between SurModics Pharmaceuticals and NuPathe.
SurModics Pharmaceuticals Proposal P10.019R2

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com

[**]

**	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.
756 Tom Martin Drive • Birmingham, AL 35211 • Phone: 205 917 2200 • Facsimile: 205 917 2205 • www.brookwoodpharma.com